Exhibit 10.19

LOCK-UP AGREEMENT

[__], 2026

Aptera Motors Corp.

5818 El Camino Real

Carlsbad, CA 92008

Re:	Securities Purchase Agreement, dated as of [__], 2026 (the “Purchase Agreement”), between Aptera Motors Corp. (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this lock-up agreement (the “Lock-Up Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until sixty (60) days following the Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Common Stock of the Company or securities convertible, exchangeable or exercisable into, Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities during the Restriction Period provided that (1) in the case of any transfer pursuant to clauses i) through vii) below the Company receives a signed lock-up agreement (in the form of this Lock-Up Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) in the case of any transfer pursuant to clauses i) through vii) any such transfer shall not involve a disposition for value, (3) in the case of any transfer pursuant to clauses ii), iii), v), and vi) below, such transfer is not required to be reported during the Restriction Period with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily during the Restriction Period, and (4) in the case of any transfer pursuant to clauses i), iv), and vii) through ix) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report during the Restriction Period regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts, or a transfer to a charitable organization or educational institution in a transaction not involving a disposition for value, or for bona fide estate planning purposes;

ii)	To (a) any immediate family member or (b) any trust, beneficiary of a trust, or estate of a beneficiary or trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the beneficial ownership interests of which are held by the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is or directly or indirectly controls a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or (b) in the form of a distribution to partners, members, stockholders, or other equity holders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement, or related court order related to the distribution of assets in connection with the dissolution of a marriage or civil union;

viii)	Pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company or the surviving entity (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Securities in connection with such transaction, or vote any shares of Common Stock or other such securities in favor of any such transaction), provided that in the event that such transaction is not completed, the undersigned’s Securities shall remain subject to the provisions of this Lock-Up Agreement; or

ix)	to the Company in a transaction exempt from Section 16(b) of the Exchange Act upon a vesting event of the Securities or upon the vesting, exercise or settlement of options, restricted stock units or warrants to purchase Common Stock (including, in each case, on a “cashless” or “net exercise” basis or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise); provided that any Securities issued upon such exercise shall be subject to the restrictions set forth in this Lock-Up Agreement; or in any transaction involving a sale of securities intended solely to cover the withholding tax obligations in connection with the vesting or settlement of restricted stock units.

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In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict (a) the delivery of Common Stock or other Securities to the undersigned upon (i) exercise, vesting or other settlement of any options or other equity awards granted under any employee benefit plan of the Company; provided that any Common Stock or Securities acquired in connection with any such exercise, vesting or other settlement will be subject to the restrictions set forth in this Lock-Up Agreement, or (ii) the exercise of warrants; provided that such Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Lock-Up Agreement, or (b) the transfer of Common Stock to the Company in a ‘net’ or ‘cashless’ exercise of options or other rights to purchase Common Stock for purposes of covering tax withholding obligations or payment of taxes due in connection with the vesting of restricted stock units or other equity awards pursuant to an employee benefit plan of the Company.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made during the Restriction Period in connection with the establishment of such plan, other than in a quarterly report on Form 10-Q or Annual Report on Form 10-K as required by the form and in which disclosure is made that no sale of shares of Common Stock may be made pursuant to such plan during the Restriction Period and (ii) no sale of Common Stock is made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The undersigned understands that if the Purchase Agreement (other than the provisions thereof that survive termination) terminates prior to the Closing, then this Lock-Up Agreement shall be void and of no further force or effect.

This Lock-Up Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchaser. This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

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This Lock-Up Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

_____________________________________________________________________________

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

[Signature Page to Lock Up Agreement]

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Lock-Up Agreement.

APTERA MOTORS CORP.

By:
Name:	Christopher Anthony
Title:	Co-Chief Executive Officer